UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2005

BRONCO ENERGY FUND, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29541	86-0972709
State or other jurisdiction Of incorporation	Commission File Number	IRS Employer Identification Number

2920 North Swan Road, Suite 206, Tucson, AZ 85712

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (866) 305-0485.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On December 21, 2004, Bronco Energy Fund elected to be regulated as a Business Development Company (“BDC”) as that term is defined in Section 54 of the Investment Company Act of 1940 (the “Act”). On September 2, 2005, the Company filed a Form N-54C notifying the Securities and Exchange Commission that, pursuant to the provisions of Section 54(c), it withdrew its election to be subject to Sections 55 through 65 of the Investment Company.

On September 7, 2005, the Company filed a current report of Form 8K disclosing its reasons for filing the notice of withdrawal and providing disclosure regarding the loss to shareholders of the protections of the Investment Company Act provisions. The Company also disclosed that the election to withdraw the Company as a BDC under the Investment Company Act has resulted in a significant change in the Company’s required method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC’s to recognize income and value their investments at market value as opposed to historical cost. As a BDC, the required financial statement presentation and accounting for securities held generally is the fair market value method of accounting. As an operating company, the Company must consolidate its financial statements with subsidiaries. The Company’s Quarterly report on Form 10-Q for the period ended June 30, 2005 (filed on August 16, 2005) is not in compliance with Article 6 of Regulation SX in that the financials are presented in a consolidated basis typical of an operating company instead of the proper presentation of schedule of investments and statement of changes required for a BDC.

The Company believed that it qualified for the immediate withdrawal of its BDC election by virtue of fact that the Company has never made a public offering of its securities, does not have more than 100 shareholders, and had written majority shareholder approval. On September 8, 2005, the Company was informed that a formal shareholder’s vote is still required under section 58a of the Investment Act, and therefore, the Company’s September 2, 2005, Form N-54C withdrawal would not be considered effective. Therefore, the Company is still currently subject to Sections 55 through 65 of the Investment Company.

Steps to Effect Withdrawal of BDC Status

In order to withdraw from its BDC status, the Company will first be required to file a Form 14C Preliminary Information Statement regarding the proposed shareholder vote to withdraw its BDC election, and any other matters to be voted on by shareholders. The company will not be seeking proxies as the Company believes that a majority of its outstanding stock is controlled by officers and director who will vote in favor of the BDC withdrawal. Upon completion of the Preliminary Information Statement, the Company will then file a Form 14C Definitive Information Statement, setting the shareholder meeting to vote on the BDC withdrawal. The Company will then hold the shareholder meeting. Assuming majority shareholder approval to withdrawal the BDC election, the Company will then file a Form N-54C notifying the Securities and Exchange Commission that, pursuant to the provisions of Section 54(c), it is withdrawing its election to be subject to Sections 55 through 65 of the Investment Company Act. Upon completion of this process, the Company will no longer be subject to the Investment Company Act but will continue as an operating reporting public company, and will still be subject to the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2005   BRONCO ENERGY FUND, INC.   By /s/ Dan Baker r Dan Baker, Chief Executive Officer